                                               EXHIBIT 99

The Bank of New York Company, Inc.             NEWS
------------------------------------------------------------------------------

                                         One Wall Street, New York, NY 10286
                                         -----------------------------------

                                         Contact:
                                         PUBLIC AND INVESTOR REALATIONS
















IMMEDIATELY                                    Frank H. Scarangella, SVP
-----------                                    (212) 635-1590
                                               Nicholas C. Silitch, SVP
                                               (212) 635-1591
                                               Gregory A. Burton, AVP
                                               (212) 635-1578


                  THE BANK OF NEW YORK COMPANY, INC. REPORTS
            Record First Quarter Diluted E.P.S. of 41 Cents, Up 14%
                   Securities Servicing Fee Revenue Up 27%

                  Return on Average Common Equity of 24.48%
                      Return on Average Assets of 1.94%


NEW YORK, N.Y., April 19, 1999 -- The Bank of New York Company, Inc. (NYSE:
BK) reports record first quarter diluted earnings per share of 41 cents, up 14% from the 36 cents earned in the first quarter of 1998. Net income for the first quarter was a record $316 million, up 12% from the $284 million earned in the same period last year.
     "Substantial revenue growth in fee based businesses, continued emphasis on expense control, and ongoing capital management produced superior earnings performance", said Thomas A. Renyi, Chairman and CEO. Significant new business and active markets worldwide drove securities servicing fees up 27%. Trust and investment grew 16% benefiting from strong investment performance, new business wins, and record U.S. equity markets. As a result, fee based revenue and noninterest income contributed 59% of revenues, reflecting continued concentration on fee based businesses.
     In securities servicing, revenue growth was led by global custody, mutual funds, securities lending, ADRs and execution services. Domestic and global custody continued to gain market share and momentum from new business wins as assets under custody grew by 27% from a year ago reaching $5.2 trillion at quarter end. Trust and investment's results were due to strong investment performance which attracted new business. Continued focus on cost control was evident, as noninterest expense for the quarter was flat compared with the fourth quarter of 1998 and the efficiency ratio improved to 50.3%. As part of its capital management program, the Company repurchased 9 million shares under its 18 million share buyback authorization.
     Return on average common equity for the first quarter of 1999 was 24.48% exceeded only by the record 24.99% in the first quarter of 1998. Return on average assets for the first quarter of 1999 was 1.94% compared with 1.93% in the first quarter of 1998.
     Net interest income on a taxable equivalent basis for the first quarter decreased to $436 million from $451 million in the fourth quarter of 1998, as effective balance sheet management reduced levels of liquid deposits and investments associated with the securities servicing business.
     Fees from the Company's securities servicing businesses reached $291 million for the first quarter, up 27% compared with the corresponding period of the prior year. All areas contributed to strong internal growth of 16% with international activities including global custody, securities lending, and ADRs especially strong.
     In cash processing, revenues from cash management were up 14% driven by continued cross selling to the Company's securities servicing customers.
Trade finance revenues were up 13% from a year ago as recovery in world markets continues. Fees from funds transfer grew by 6% from the previous year, the result of continued market share gains as CHIPS payment systems volumes were flat for the quarter. Overall, cash processing fees grew by 10% from a year ago reaching $69 million.
     Trust and investment fees were $58 million for the quarter, an increase of 16% over last year driven by strong results from short term money management and portfolio transition services. Foreign exchange and other trading revenues were $42 million compared with $51 million in the fourth quarter of 1998 and $46 million last year. Declines were due to reduced levels of customer trading.
     Tangible diluted earnings per share (earnings before the amortization of goodwill and intangibles) were 43 cents per share in 1999, up 13% from $0.38 cents per share in the first quarter of 1998. On the same basis, tangible return on average common equity was 37.28% in 1999 compared with 37.72% in 1998; and tangible return on average assets was 2.11% in 1999 compared with 2.10% in 1998.
     The Company's estimated Tier 1 capital and Total capital ratios remained strong at 7.87% and 11.91% at March 31, 1999 compared with 7.89% and 11.90% at December 31, 1998, and 7.25% and 11.43% at March 31, 1998. Tangible common equity as a percent of total assets was 5.88% at March 31, 1999 compared with 6.25% at December 31, 1998 and 5.68% one year ago. The leverage ratio was 7.68% at March 31, 1999 compared with 7.46% at December 31, 1998 and 7.33% one year ago.

NET INTEREST INCOME

                               1st         4th         1st
                             Quarter     Quarter     Quarter
                             -------     -------     -------
(In millions)                 1999        1998        1998
                              ----        ----        ----
Net Interest Income           $436        $451        $404
Net Interest Rate
 Spread                       2.29%       2.22%       2.24%
Net Yield on Interest-
 Earning Assets               3.18        3.20        3.33


     Net interest income on a taxable equivalent basis was $436 million in the first quarter of 1999 compared with $451 million in the fourth quarter of 1998 and $404 million in the first quarter of 1998. The net interest rate spread was 2.29% in the first quarter of 1999, compared with 2.22% in the fourth quarter of 1998 and 2.24% one year ago. The net yield on interest-earning assets was 3.18% compared with 3.20% in the fourth quarter of 1998 and 3.33% in last year's first quarter.
     The decrease in net interest income and the improved net interest rate spread from the fourth quarter were due to aggressive balance sheet management, which reduced highly liquid, lower yielding assets generated by the Company's securities servicing businesses. The decline in the net interest rate yield from the first and fourth quarters of 1998 was due to the Company's share repurchase program.

NONINTEREST INCOME

                                          1st          4th           1st
                                        Quarter       Quarter       Quarter
                                        -------       -------       -------
(In millions)                            1999          1998          1998
                                         ----          ----          ----
Processing Fees
  Securities                             $291          $274          $230
  Cash                                     69            63            63
                                         ----          ----          ----
                                          360           337           293
Trust and Investment Fees                  58            54            50
Service Charges and Fees                   85            79            81
Foreign Exchange and
 Other Trading Activities                  42            51            46
Securities Gains                           50            50            28
Other                                      30            26            55
                                         ----          ----          ----
Total Noninterest Income                 $625          $597          $553
                                         ====          ====          ====

     Total noninterest income reached $625 million, growing 5% from the fourth quarter of 1998 and 13% from the first quarter of 1998. Securities servicing fees increased 27% to $291 million compared with $230 million a year ago. Strong internal growth across all areas reached 16%, with remaining growth coming from acquisitions. First quarter service charges and fees of $85 million were up from $81 million in the first quarter of 1998. Revenues from foreign exchange and other trading activities were $42 million in the first quarter of 1999 compared with $46 million last year. The Company reported $50 million of securities gains in the first quarter, the same as in the fourth quarter of 1998, and up from $28 million a year ago. Other income in the first quarter of 1998 included $29 million from the sale of the Company's property at 48 Wall Street.

NONINTEREST EXPENSE AND INCOME TAXES
     Continued adherence to expense control resulted in total noninterest expense for the quarter of $509 million, flat with $507 million in the fourth quarter of 1998. The increase of 9% from $467 million in the same period last year was principally due to acquisitions. Noninterest expense for the first quarter included $6 million related to making computer systems Year 2000 compliant compared with $8 million in last year's fourth and first quarters.
     The efficiency ratio for the first quarter of 1999 was 50.3% compared with 50.8% in the fourth quarter and 50.2% for the first quarter of 1998.
     The effective tax rate for the first quarter of 1999 was 34.9% compared with 36.1% last year.

NONPERFORMING ASSETS

                                                                   Change
                                                                 3/31/99 vs.
(Dollars in millions)                 3/31/99      12/31/98       12/31/98
                                     --------      --------       --------
Loans:
     Commercial Real Estate           $   4         $  26          $ (22)
     Other Commercial                   103            65             38
     Foreign                             66            53             13
     Regional Commercial                 35            35              -
                                      -----         -----          -----
  Total Loans                           208           179             29
Other Real Estate                        14            14              -
                                      -----         -----          -----
  Total                               $ 222         $ 193           $ 29
                                      =====         =====          =====

Nonperforming Assets Ratio              0.5%          0.5%
Allowance/Nonperforming Loans         303.6         355.5
Allowance/Nonperforming Assets        284.3         328.9



     Nonperforming assets totaled $222 million at March 31, 1999, compared with $193 million at December 31, 1998, an increase of $29 million. Commercial real estate nonperforming loans declined primarily due to the sale of a property in New Jersey. A $44 million loan to a mortgage bank and $25 million of Russian loans became nonperforming in the first quarter of 1999.

CREDIT LOSS PROVISION AND NET CHARGE-OFFS

                                    1st          4th          1st
                                  Quarter      Quarter      Quarter
                                  -------      -------      -------
(In millions)                       1999         1998        1998
                                    ----         ----        ----
Provision                           $ 15         $  5        $  5
                                    ====         ====        ====
Net(Charge-offs)Recoveries:
  Commercial Real Estate              (2)           -           1
  Other Commercial                    (7)          (3)         (3)
  Consumer                            (1)          (1)         (1)
  Foreign                             (9)          (1)         (1)
  Other                                -           (2)         (1)
                                    ----         ----        ----
     Total                          $(19)        $ (7)       $ (5)
                                    ====         ====        ====

Other Real Estate Expenses          $  -         $  -        $  1

     The allowance for credit losses was $632 million, or 1.59% of loans at March 31, 1999 compared with $636 million, or 1.66% of loans at December 31, 1998 and $645 million, or 1.76% of loans at March 31, 1998. The ratio of the allowance to nonperforming assets was 284.3% at March 31, 1999 compared with 328.9% at December 31, 1998 and 321.2% at March 31, 1998.

                          ***************************

(Financial highlights and detailed financial statements are attached.

                        THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                   (Dollars in millions, except per share amounts)
                                    (Unaudited)

                                                   1999       1998      Change
                                                   ----       ----      ------
For the Three Months Ended March 31:
---------------------------------------
  Net Income                                    $   316    $   284      11.5%
    Per Common Share:
      Basic                                     $  0.41    $  0.38       7.9
      Diluted                                      0.41       0.36      13.9
      Cash Dividends Paid                          0.14       0.13       7.7

  Return on Average Common Shareholders'
      Equity                                      24.48%     24.99%
  Return on Average Assets                         1.94       1.93



As of March 31:
---------------
  Assets                                        $64,913    $59,611       8.9%
  Loans                                          39,746     36,743       8.2
  Securities                                      5,960      6,859     -13.1
  Deposits - Domestic                            26,121     25,290       3.3
           - Foreign                             18,717     15,299      22.3
  Long-Term Debt                                  2,189      1,959      11.7
  Minority Interest - Preferred Securities        1,500      1,300      15.4
  Preferred Shareholders' Equity                      1          1         -
  Common Shareholders' Equity                     5,305      4,811      10.3

  Common Shareholders' Equity Per Share            6.92       6.46       7.1
  Market Value Per Share of Common Stock          35.94      31.41      14.4

  Allowance for Credit Losses as a Percent
    of Loans                                       1.59%      1.76%
  Tier 1 Capital Ratio                             7.87       7.25
  Total Capital Ratio                             11.91      11.43
  Leverage Ratio                                   7.68       7.33
  Tangible Common Equity Ratio                     5.88       5.68

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                       (In millions, except per share amounts)
                                    (Unaudited)

                                                                For the three
                                                                months ended
                                                                  March 31,
                                                              1999        1998
                                                              ----        ----
Interest Income
---------------
Loans                                                        $ 661       $ 670
Securities
  Taxable                                                       64          74
  Exempt from Federal Income Taxes                              10          14
                                                             -----       -----
                                                                74          88
Deposits in Banks                                               64          42
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                        53          30
Trading Assets                                                   5           4
                                                             -----       -----
    Total Interest Income                                      857         834
                                                             -----       -----
Interest Expense
----------------
Deposits                                                       317         325
Federal Funds Purchased and  Securities Sold
 Under Repurchase Agreements                                    31          34
Other Borrowed Funds                                            48          48
Long-Term Debt                                                  34          32
                                                             -----       -----
    Total Interest Expense                                     430         439
                                                             -----       -----
Net Interest Income                                            427         395
-------------------
Provision for Credit Losses                                     15           5
                                                             -----       -----
Net Interest Income After Provision for
 Credit Losses                                                 412         390
                                                             -----       -----
Noninterest Income
------------------
Processing Fees
 Securities                                                    291         230
 Cash                                                           69          63
                                                             -----       -----
                                                               360         293
Trust and Investment Fees                                       58          50
Service Charges and Fees                                        85          81
Securities Gains                                                50          28
Other                                                           72         101
                                                             -----       -----
    Total Noninterest Income                                   625         553
                                                             -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits                                 312         283
Net Occupancy                                                   41          41
Furniture and Equipment                                         23          20
Other                                                          133         123
                                                             -----       -----
    Total Noninterest Expense                                  509         467
                                                             -----       -----
Income Before Income Taxes                                     528         476
Income Taxes                                                   184         172
Distribution on Trust Preferred Securities                      28          20
                                                             -----       -----
Net Income                                                   $ 316       $ 284
----------                                                   =====       =====
Net Income Available to Common Shareholders                  $ 316       $ 284
-------------------------------------------                  =====       =====

Per Common Share Data:
----------------------
   Basic Earnings                                            $0.41       $0.38
   Diluted Earnings                                           0.41        0.36
   Cash Dividends Paid                                        0.14        0.13
Diluted Shares Outstanding                                     779         781

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                  (Dollars in millions, except per share amounts)
                                  (Unaudited)

                                                            March 31,        December 31,
                                                              1999                1998
                                                              ----                ----
Assets
------
Cash and Due from Banks                                    $ 4,546             $ 3,999
Interest-Bearing Deposits in Banks                           4,785               4,504
Securities:
  Held-to-Maturity                                             880                 964
  Available-for-Sale                                         5,080               5,451
                                                           -------             -------
    Total Securities                                         5,960               6,415
Trading Assets at Fair Value                                 1,661               1,637
Federal Funds Sold and Securities Purchased Under Resale
 Agreements                                                  1,935               3,281
Loans (less allowance for credit losses of $632 in 1999
 and $636 in 1998)                                          39,114              37,750
Premises and Equipment                                         856                 856
Due from Customers on Acceptances                            1,213                 946
Accrued Interest Receivable                                    331                 355
Other Assets                                                 4,512               3,760
                                                           -------             -------
     Total Assets                                          $64,913             $63,503
                                                           =======             =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally domestic offices)        $10,432             $11,480
 Interest-Bearing
   Domestic                                                 15,800              16,091
   Foreign Offices                                          18,606              17,061
                                                           -------             -------
     Total Deposits                                         44,838              44,632
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                            3,189               1,571
Other Borrowed Funds                                         3,632               4,536
Acceptances Outstanding                                      1,213                 951
Accrued Taxes and Other Expenses                             2,190               2,183
Accrued Interest Payable                                       160                 188
Other Liabilities                                              696                 608
Long-Term Debt                                               2,189               2,086
                                                           -------             -------
     Total Liabilities                                      58,107              56,755
                                                           -------             -------

Guaranteed Preferred Beneficial Interests in the
 Company's Junior Subordinated Deferrable Interest
 Debentures                                                  1,500               1,300
                                                           -------             -------

Shareholders' Equity
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 19,730 shares in 1999 and
  22,820 shares in 1998                                          1                   1
 Common Stock-par value $7.50 per share,
  authorized 1,600,000,000 shares, issued
  973,922,006 shares in 1999 and
  970,767,767 shares in 1998                                 7,304               7,281
 Additional Capital                                            171                 142
 Retained Earnings                                           1,528               1,318
 Accumulated Other Comprehensive Income                        254                 312
                                                           -------             -------
                                                             9,258               9,054
 Less: Treasury Stock (205,233,723 shares in 1999
       and 197,648,459 shares in 1998), at cost              3,939               3,593
       Loan to ESOP (1,801,003 shares in 1999
         and 1998), at cost                                     13                  13
                                                           -------             -------
     Total Shareholders' Equity                              5,306               5,448
                                                           -------             -------
     Total Liabilities and Shareholders' Equity            $64,913             $63,503
                                                           =======             =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                      (Preliminary)
                                  (Dollars in millions)

                                            For the three months               For the three months
                                            ended March 31, 1999               ended March 31, 1998
                                       ------------------------------     ------------------------------
                                       Average                Average     Average                Average
                                       Balance    Interest     Rate       Balance    Interest     Rate
                                       -------    --------    -------     -------    --------    -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                   $ 5,294       $  64      4.90%     $ 2,852      $   42      6.05%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements       4,513          53      4.76        2,318          30      5.25
Loans
 Domestic Offices                       19,817         362      7.40       19,022         371      7.91
 Foreign Offices                        19,504         299      6.22       17,623         300      6.89
                                       -------       -----                -------       -----
   Total Loans                          39,321         661      6.82       36,645         671      7.42
                                       -------       -----                -------       -----
Securities
 U.S. Government Obligations             2,592          37      5.72        3,424          48      5.76
 U.S. Government Agency Obligations        857          13      6.33          611          10      6.43
 Obligations of States and
  Political Subdivisions                   626          12      7.70          663          14      8.23
 Other Securities, including
  Trading Securities                     2,335          26      4.45        2,727          28      4.15
                                       -------       -----                -------       -----
   Total Securities                      6,410          88      5.53        7,425         100      5.44
                                       -------       -----                -------       -----
Total Interest-Earning Assets           55,538         866      6.32%      49,240         843      6.94%
                                                     -----                              -----
Allowance for Credit Losses               (635)                              (644)
Cash and Due from Banks                  3,075                              3,541
Other Assets                             8,034                              7,467
                                       -------                            -------
   TOTAL ASSETS                        $66,012                            $59,604
                                       =======                            =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts            $ 5,176          52      4.10%     $ 4,721          54      4.68%
 Savings                                 7,793          42      2.20        7,672          49      2.57
 Certificates of Deposit
  $100,000 & Over                          657           8      4.92          668           9      5.51
 Other Time Deposits                     2,255          25      4.41        2,309          28      4.86
 Foreign Offices                        18,596         190      4.13       14,352         185      5.23
                                       -------       -----                -------       -----
  Total Interest-Bearing Deposits       34,477         317      3.72       29,722         325      4.43
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                              2,989          31      4.23        2,954          34      4.63
Other Borrowed Funds                     3,627          48      5.32        3,376          48      5.81
Long-Term Debt                           2,126          34      6.45        1,840          32      6.93
                                       -------       -----                -------       -----
  Total Interest-Bearing Liabilities    43,219         430      4.03%      37,892         439      4.70%
                                                     -----                              -----
Noninterest-Bearing Deposits            10,424                             10,020
Other Liabilities                        5,682                              6,062
Minority Interest-Preferred Securities   1,447                              1,027
Preferred Stock                              1                                  1
Common Shareholders' Equity              5,239                              4,602
                                       -------                            -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                $66,012                            $59,604
                                       =======                            =======
Net Interest Earnings
 and Interest Rate Spread                            $ 436      2.29%                   $ 404      2.24%
                                                     =====      ====                    =====      ====
Net Yield on Interest-Earning Assets                            3.18%                              3.33%
                                                                ====                               ====